UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 13, 2012

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

79 Great Oaks Boulevard, San Jose, CA 95119
(Address of principal executive offices) (Zip Code)

(408) 826-0600
(Registrant’s telephone number, including area code)
Former Name: Not Applicable Former Address: 6409 Guadalupe Mines Road, San Jose, CA 95120 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 14, 2012, Monolithic Power Systems, Inc. (the “Company”) held its Annual Meeting of Shareholders.  At the Annual Meeting, the Company’s stockholders (i) elected three directors to the Company’s board of directors, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012 and (iii) approved the compensation of the Company’s named executive officers, each as more fully described below.

Item No. 1:	Proposal to elect three Class II directors to the Company’s Board of Directors to serve until the Annual Meeting of Stockholders in 2015.

Nominee	For	Withheld	Broker Non-Votes
James C. Moyer	27,628,155	1,865,563	2,646,366
Karen A. Smith Bogart	27,531,841	1,961,877	2,646,366
Dr. Jeff Zhou	27,527,410	1,966,308	2,646,366

Item No. 2:	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain	Not Voted
31,409,548	730,536	0	2,309,166

Item No. 3:	Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
27,599,795	1,849,661	44,262	2,646,366

Item 8.01 Other Events

On June 13, 2012, the United States District Court for the Northern District of California granted the Company’s motion to dismiss a shareholder derivative lawsuit against the Company, its directors and its former compensation consultant.  The plaintiff, a shareholder of the Company, had alleged that the directors breached their fiduciary duty of loyalty by approving increases in compensation for the Company’s officers during 2010.  The court ruled that because the plaintiff had filed suit without first making a demand on the board of directors of the Company to take action, the plaintiff was required to set forth specific facts to show that the board could not have objectively considered a demand, and that the plaintiff had failed to do so.  The court gave the plaintiff leave to amend the complaint on or before July 2, 2012. The press release announcing the dismissal and the results of the Company’s “Say on Pay” vote at the Annual Meeting referenced above under Item 5.07, is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No	Description
99.1
Press release dated June 18, 2012 announcing the decision of the United States District Court for the Northern District of California granting the Company’s motion to dismiss a shareholder derivative lawsuit, and the results of the Company’s “Say on Pay” vote at the Annual Meeting.

Exhibit Index

Exhibit No	Description
99.1
Press release dated June 18, 2012 announcing the decision of the United States District Court for the Northern District of California granting the Company’s motion to dismiss a shareholder derivative lawsuit, and the results of the Company’s “Say on Pay” vote at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 18, 2012	By:	/s/ Meera Rao
Meera Rao
Chief Financial Officer (Principal Financial and Accounting Officer and Duly Authorized Officer)